SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

    On September 10, 2014, Youngevity International, Inc. (the “Company”) closed the final round of its private placement offering, pursuant to which the Company had offered for sale as units up to a maximum of $5,000,000 principal amount of Notes and 19,565,217 Warrants (the “Offering”).  Inclusive of the proceeds received in the final closing, the Company raised aggregate gross proceeds of $4,750,000 in the Offering and sold aggregate units consisting of five (5) year senior secured convertible notes in the aggregate principal amount of $4,750,000 (convertible initially into 13,571, 429 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) ) and Warrants exercisable at $0.23 per share to purchase 18,586,956 shares of Common Stock. The final round of the Offering was placed with one accredited investor in which it sold one unit consisting of a five (5) year $25,000 senior secured convertible note (the “Note”) convertible into Common Stock at $0.35 per share, subject to adjustment as provided therein and a Series A Warrant exercisable to purchase up to 97,826 shares of Common Stock (the “Warrant”), pursuant to a Securities Purchase Agreement entered into with the investor (the “Purchase Agreement” ).  The Company has begun  investing the net proceeds of the Offering in its wholly owned subsidiary, CLR Roasters, LLC (“CLR”), to fund the purchase of K-Cup manufacturing capabilities, to execute its option to acquire a second coffee plantation that will, when acquired, double the Company's coffee bean growing area in Matagalpa, Nicaragua, to fund capital improvements on its Nicaragua coffee plantations and processing plant and for the purchase of green coffee to accelerate the growth on its newly formed green coffee division.

    The Note bears interest at a rate of eight percent (8%) per annum.  The Company has the right to prepay the Note at any time after the one year anniversary date of the issuance of the Note at a rate equal to 110% of the then outstanding principal balance and accrued interest.  The Note ranks senior to all debt of the Company other than the other Notes offered in the Offering and certain senior debt.  CLR, the Company’s wholly owned subsidiary, has provided collateral to secure the repayment of the Note and has pledged its assets (which lien is junior to CLR ’ s line of credit and equipment lease but senior to all of its other obligations), all subject to the terms and conditions of a security agreement among the Company, CLR and the investors.  Stephan Wallach, the Company’ s Chief Executive Officer, has also personally guaranteed the repayment of the Note, subject to the terms of a Guaranty executed by him with the investors in the Offering.  In addition, Mr. Wallach has agreed not to sell, transfer or pledge 30 million shares of the Common Stock that he owns so long as his personal guaranty is in effect.

    The Warrant contains cashless exercise provisions in the event a registration statement registering the Common Stock underlying the Warrant has not been declared effective by the Securities and Exchange Commission (the “SEC”) by specified dates and customary anti-dilution protection and registration rights.  The Warrant expires sixty (60) months from the date of the closing and have an initial exercise price of $0.23 per share. The investor in the final closing of the Offering also entered into a Registration Rights Agreement with the Company under which the Company is obligated to file a registration statement with the Securities and Exchange Commission registering the Common Stock and shares of Common Stock underlying the Warrants within 90 days following the final Closing.

    With respect to the aggregate Offering, the Company paid an aggregate placement fee of $475,000, including expenses and issued one five-year warrant exercisable in an aggregate amount of 1,357,143 shares of Common Stock at an exercise price of $0.35 per share and one five-year warrant exercisable in the aggregate amount of 1,858,696 shares of Common Stock at an exercise price of $0.23 per share.  TriPoint Global Equities, LLC was the exclusive placement agent for the Offering.

    The foregoing descriptions of the Note Purchase Agreement, the Note, the Warrant, the Security Agreement, the Guaranty Agreement, the Registration Rights Agreement and the Placement Agent Agreement are qualified in their entirety by reference to the full text of the Note Purchase Agreement, Notes, the Warrants, the Registration Rights Agreement, the Security Agreement, the Guaranty Agreement and the Placement Agent Agreement (herein, the “Transaction Documents” ), copies of each of which were filed as  Exhibit Items 4.1, 4.2, 4.3, 4.4, 10.1, and 10.2 to the Company ’ s Current Report on Form 8-K filed on August 5, 2014 and Exhibit 1.1 to this Current Report on Form 8-K.

Important Notice regarding the Transaction Documents

The Transaction Documents have been included as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Transaction Documents; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03  Creation Of A Direct Financial Obligation of An Obligation Under An Off Balance Sheet Arrangement Of A Registrant

    The information contained in Item 1.01 above is hereby incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities

    The Note and Warrants, including the Warrants issued to the Placement Agent in the Offering were not registered under the Securities Act of 1933, as amended (the “ Securities Act ” ), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.  The investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Name of Exhibit
1.1	Placement Agent Agreement
4.1	Form of Note Purchase Agreement (incorporated by reference to the Current Report on Form 8-K (File No. 000-54900 filed with the Securities and Exchange Commission on August 5, 2014).
4.2	Form of Secured Convertible Note (incorporated by reference to the Current Report on Form 8-K (File No. 000-54900 filed with the Securities and Exchange Commission on August 5, 2014).
4.3	Form of Series A Warrant (incorporated by reference to the Current Report on Form 8-K (File No. 000-54900 filed with the Securities and Exchange Commission on August 5, 2014).
4.4	Form of Registration Rights Agreement (incorporated by reference to the Current Report on Form 8-K (File No. 000-54900 filed with the Securities and Exchange Commission on August 5, 2014).
10.1	Form of Security Agreement (incorporated by reference to the Current Report on Form 8-K (File No. 000-54900 filed with the Securities and Exchange Commission on August 5, 2014).
10.2	Guaranty Agreement made by Stephan Wallach (incorporated by reference to the Current Report on Form 8-K (File No. 000-54900 filed with the Securities and Exchange Commission on August 5, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: September 12, 2014	By: /s/ David Briskie
Name: David Briskie
Title: Chief Financial Officer